SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 20, 2009

JOHNSONDIVERSEY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Commission file number: 333-108853

Delaware	80-0010497
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

8310 16th Street Sturtevant, Wisconsin	53177-0902
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (262) 631-4001

JOHNSONDIVERSEY, INC.

(Exact name of registrant as specified in its charter)

Commission file number: 333-97427

Delaware	39-1877511
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

8310 16th Street Sturtevant, Wisconsin	53177-0902
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (262) 631-4001

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01	Regulation FD Disclosure.

In connection with an offering of $250 million of senior notes through a private placement, JohnsonDiversey Holdings, Inc. (“Holdings”) expects to disclose certain supplemental information relating to Holdings and JohnsonDiversey, Inc. in an offering circular dated November 20, 2009. Such supplemental information is furnished in Exhibit 99.1 hereto and is hereby incorporated by reference.

The information contained in this Current Report on Form 8-K is not an offer to sell, or the solicitation of an offer to buy, the notes described herein. The notes have not been and will not be registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act of 1933. The notes will be offered inside the United States only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933 and to persons outside the United States in reliance on Regulation S under the Securities Act of 1933.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. These statements and other statements identified by words such as “intend,” “will,” “expect,” “should” and similar expressions are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to a number of risks and uncertainties that may cause the Company’s actual results to differ materially from those projected in such statements. Factors that could cause or contribute to actual results differing materially from such forward-looking statements are discussed in the Company’s reports that are filed with the Securities and Exchange Commission. Forward looking statements speak only as of their date. The Company expressly disclaims any obligation to release publicly any updates or revisions to these forward-looking statements to reflect any changes in its expectations.

ITEM 9.01	Financial Statements and Exhibits.

Exhibit No.	Description of Exhibit
99.1	Supplemental information regarding JohnsonDiversey, Inc. and JohnsonDiversey Holdings, Inc.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHNSONDIVERSEY HOLDINGS, INC.

Date: November 20, 2009	By:	/s/ JOSEPH F. SMORADA
Joseph F. Smorada
Executive Vice President and Chief Financial Officer

JOHNSONDIVERSEY, INC.

Date: November 20, 2009	By:	/s/ JOSEPH F. SMORADA
Joseph F. Smorada
Executive Vice President and Chief Financial Officer

JOHNSONDIVERSEY HOLDINGS, INC.

JOHNSONDIVERSEY, INC.

Exhibit Index

Exhibit No.	Description of Exhibit
99.1	Supplemental information regarding JohnsonDiversey, Inc. and JohnsonDiversey Holdings, Inc.